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                                                                    EXHIBIT 99.1

                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

I hereby certify that this Annual Report on Form 10-K for the annual period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof, to the best of my knowledge, fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Allied Waste Industries, Inc.

                                             ALLIED WASTE INDUSTRIES, INC.

                                             By:   /s/ THOMAS H. VAN WEELDEN
                                                ________________________________
                                                      Thomas H. Van Weelden
                                              Chairman of the Board of Directors
                                                   and Chief Executive Officer

      Date:  March 26, 2003